As filed with the Securities and Exchange Commission on July 08, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/01/13 – 4/30/14

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2014

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our new YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com

The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com

The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl

Our new YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Semi-Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 48 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-eight years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

June 27, 2014

Dear Shareholders and Friends,

While it is satisfying to see the American Opportunities Fund outperforming its benchmark, our professionals are disappointed that the International and Emerging Market Funds both trailed their respective benchmarks during the six-month review period ended April 30, 2014. Our stock selection suffered as we failed to anticipate that the central banks of the developed market countries would maintain their easy money policies over the entire period. This kept us from fully benefiting from the sharp rebounds in previously depressed stocks. We are confident in our strategy of being fully invested in sound, undervalued businesses, both in developed and developing markets.

Adjusting to Slower Growth in Emerging Countries

One of the most significant trends that is currently influencing the financial markets is the economic growth slowdown in the emerging countries. After opening up their economies to more competition during the final two decades of the last century, these countries had seen one of the most rapid and sustained growth episodes in history. This nearly unprecedented pace of expansion created significant opportunities for businesses within these countries as well as for global corporations that rushed in to meet the surging demand for goods and services. The industrial and infrastructure buildup kick-started what came to be known as the commodity super-cycle, enriching the resource exporting countries across the globe.

When the emerging economies bounced back soon after the global financial crisis, helped by large fiscal and monetary stimulus, there was growing belief among investors that these countries would be able to sustain their pace of economic growth. However, the long drawn out recovery in the developed world sapped the energy from the export engines of several major emerging countries such as China. The resulting moderation in industrial demand has pulled down the prices of most commodities, weakening the economic prospects of resource exporting countries such as Brazil and South Africa. At the same time, the risks of inflation and property price bubbles dissuaded the governments and central banks in some of these countries from launching new stimulus measures to spur the economy.

However, when seen in the context of slower global growth, the slower pace of the emerging economies is not so alarming. In fact, this phase could give them an opportunity to correct some of the structural imbalances that are likely unsustainable in the long run. Countries such as China that were predominantly export driven are now initiating policies to promote domestic

2	www.thomaswhitefunds.com

demand, while at the same time curbing excessive credit growth that partly led to overheated property prices. Changes in political leadership offer an opportunity for countries such as India to put in place more coherent and pro-growth policies, while addressing the infrastructural and other bottlenecks that have throttled growth in the past. In any case, the average emerging market growth rates remain well above the developed countries. The favorable demographic and other structural advantages enjoyed by the emerging countries are likely to help them sustain that positive gap in the future.

Meanwhile, Global Economic Outlook Appears to Be Favorable

Despite the erratic trends from the first quarter of this year, the global economy appears to have entered a relatively more favorable environment for growth. This is most certainly led by the U.S., where the economy is has benefited from improved manufacturing competitiveness, better energy security, and calmer political debates over the debt limit and the fiscal deficit. The economy is likely to swiftly overcome the first quarter weakness, induced by bad weather, as the labor market appears to be getting healthier. This could help support domestic consumer sentiment, though further gains in the housing market could be limited by the swift recovery in average home prices over the last two years. U.S. corporations that had restructured their operations and balance sheets during the downturn are now in much better health. Their record high cash reserves and access to capital, which is still available at low cost, could help them finance capacity expansions as demand picks up further.

In Europe, Germany continues to lead the Euro-zone recovery, which is still facing some headwinds. Business and consumer sentiment is brighter when compared to last year, while industrial output has rebounded. Borrowing costs of countries that were most affected by the region’s fiscal crisis have slipped to the lowest levels in several years, and the region’s financial markets appear stable. However, countries such as France that are yet to take the needed policy steps to restructure their industries and make them more competitive could face slower growth. In addition, the high unemployment levels in countries such as Spain could also restrict the speed of the recovery. The weak labor market and excess industrial capacity have led to growing deflationary risks and we believe the European Central Bank will take additional monetary steps to push up aggregate demand.

In Japan, the government and central bank remain resolute in their goal of creating a sustained economic revival to offset the country’s weak demographics. On a positive note, it now appears consumer spending will rebound after the April sales tax setback and capital spending is showing signs of reviving. Next, the government is poised to implement the vital third arrow in its policy initiatives. In order to boost the country’s long-term competitiveness it plans to eliminate inflexible labor policies, lower agricultural tariffs and reduce corporate taxes. While Japan’s public debt level is unsustainably high, the risks here are tempered as most debt is owned domestically. We expect the Bank of Japan to expand its aggressive monetary measures if necessary to assure the program’s success.

www.thomaswhitefunds.com	3

Our Portfolio Strategy

Over the last six months, we have increased our exposure to countries and industries that were depressed the most by the long, slow recovery in the developed markets and more recent mild economic downturn in the emerging markets. We continue to emphasize well-managed businesses with competitive advantages in their industries. Our analysts feel these companies are capitalizing on opportunities both in their home markets and overseas.

Reflecting my confidence in the market and our equity positions, I continue to hold 100% of my personal stock investments in the firm’s Thomas White Funds. Other firm professionals are also fellow Fund shareholders. With many years working together as a team, our professionals are confident in their investment judgment. This history has made us strong believers in the firm’s conservative, value-oriented investment approach. You are invited to visit our websites www.thomaswhitefunds.com, www.thomaswhite.com, and www.thenewglobal.com, for our thoughts on current global market trends.

Thank you for your confidence in the Thomas White Funds.

Thomas S. White, Jr.

Chairman and Portfolio Manager

4	www.thomaswhitefunds.com

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

www.thomaswhitefunds.com	5

THE WORLD HAS CHANGED

The number of stocks in the world has surged 97% since the end of the Cold War in 1989. As of April 2014, America’s 5,068 exchange-traded stocks now only represent 11.62% of the 43,616 stocks on the world’s 54 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to April 30, 2014[2]	1960	1970	1980	1990	2000	2014
Developed Markets	99.9%	99.8%	99.2%	97%	96%	81%

United States	72%	66%	57%	43%	51%	41%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	25%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	19%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$49.9

1World Federation of Exchanges, Focus-April 2014

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

6	www.thomaswhitefunds.com

THOMAS WHITE INTERNATIONAL FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3] (annualized)	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.24%	1.31%	1.24%
Class I	None	None	None	None	0.99%	1.11%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.40%	1.44%	1.44%
Class C	None	1.00% within 15 months	None	1.00%	1.99%	2.10%	1.99%

1In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.27% for Investor Class shares, 1.05% for Class I shares, 1.40% for Class A shares and 2.05% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$19.36	$387.6 million	2.00% within 60 days	41%
Class I	$19.40	$507.5 million
Class A	$19.32	$277.7 thousand
Class C	$19.22	$640.4 thousand

www.thomaswhitefunds.com	7

THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of April 30, 2014 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		1.04%	-0.82%	4.80%	2.93%	13.29%	8.79%	8.03%
Class I shares[1] (TWWIX)	None		1.20%	-0.72%	5.10%	3.10%	13.40%	8.84%	8.04%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-4.88%	-6.62%	-1.43%	0.85%	11.92%	8.12%	7.68%
		Excluding sales charge	0.94%	-0.92%	4.58%	2.87%	13.25%	8.77%	8.00%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	-0.32%	-2.07%	3.04%	2.54%	13.03%	8.66%	7.95%
		Excluding sales charge	0.68%	-1.08%	4.04%	2.54%	13.03%	8.66%	7.95%
MSCI All Country World ex US Index[4]	N/A		2.91%	1.83%	9.76%	2.96%	12.90%	7.61%	5.80%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.31% (Investor Class), 1.11% (Class I), 1.44% (Class A) and 2.10% (Class C).

8	www.thomaswhitefunds.com

APRIL 30, 2014

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through April 30, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +132.16% for the Fund’s Investor Class shares and +108.21% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was +8.03%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

www.thomaswhitefunds.com	9

THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Investor Class shares of the Thomas White International Fund returned +1.04% for the six-month period ended April 30, 2014, compared to +2.91% for the benchmark MSCI All Country World ex US Index. Since its inception on June 28, 1994, the Investor Class shares of the Fund has returned +8.03% annualized while the benchmark index returned +5.80% for the same period.

Markets Remain Optimistic of Developed Market Economic Growth

International equity prices advanced during the review period as hopes of a brighter economic outlook for most developed countries offset the U.S. Federal Reserve’s bond purchase taper as well as concerns about slower growth in the emerging markets. Economic trends from most developed countries showed moderate improvement during the period, though adverse weather conditions negatively affected economic activity during select months. The Euro-zone continued to expand at a modest pace during the first quarter while Japanese growth for the period was above expectations. Economic growth in most major emerging countries remained relatively subdued, as expected.

The U.S. Federal Reserve started to wind down its bond purchases in December, but the market reaction was calmer as the decision was widely expected. Russia’s annexation of Crimea caused some anxiety at the beginning of this year, but the fears have eased as the crisis has not escalated. Concerns about the growth slowdown in China and other emerging markets also made investors anxious during the review period. On the bright side, corporate earnings growth remained healthy and companies have stepped up dividends and share buybacks. The increased merger and acquisition activity indicated growing confidence in business outlook and the continued availability of cheap capital.

Reviewing the Portfolio

During the six-month review period, the International Fund underperformed its benchmark as concerns about reduced global capital flows and slower growth in select countries added to market volatility. The Fund’s moderately higher exposure to Europe and Japan, when compared to the benchmark, hurt performance during the period. Fund holdings in France, Switzerland, and Italy, such as drug maker Sanofi S.A., capital goods manufacturer ABB, and steel pipe manufacturer Tenaris, detracted from returns for the period. The Fund’s holdings in Japan included automaker Nissan Motor, engineering services company JGC Corp., as well as drugstore chain Sundrug Co., which declined during the period. Among the Fund’s Emerging Market holdings, Korean automaker Hyundai as well

10	www.thomaswhitefunds.com

APRIL 30, 2014

as diversified industrial group Daelim Industrial negatively affected returns for the period. From a sector perspective, healthcare and technology holdings outperformed during the period while industrials and energy holdings detracted from returns.

British stationery and magazine retailer WH Smith plc contributed the most to Fund returns during the review period, as the company continued to see healthy earnings growth and expand its footprint overseas. Finnish lender Pohjola Bank plc advanced on expectations of a revival in credit demand, especially in East European markets such as Estonia, Latvia, and Lithuania. Norwegian energy producer Statoil ASA benefited from healthy earnings growth for the first quarter of 2014, as well as expectations that the company would be able to sustain current output levels. Alimentation Couche-Tard, Inc., which operates gas stations and convenience stores in Canada and the U.S., gained as consumer demand is likely to strengthen in these countries. German pharmaceuticals and chemicals manufacturer Bayer AG also outperformed as the company announced a deal to acquire the consumer drugs unit of Merck & Co. for more than $14 billion.

The Fund’s Japanese holdings detracted the most from returns during the period on concerns that the much anticipated economic recovery is running into headwinds and the government has been slow in introducing necessary policy measures. Global automaker Toyota Motor Corp. declined as frequent product recalls could limit earnings growth even as sales volume growth in select markets showed signs of moderating. Gaming equipment manufacturer and digital game developer Sega Sammy Holdings was negatively affected by concerns about a possible delay in legalizing casinos in Japan, though the company is investing in casinos abroad. Apprehensions about weaker domestic construction demand affected steelmaker JFE Holdings while banking and financial services group Sumitomo Mitsui Financial also underperformed. Russian oil producer OAO Lukoil declined as economic sanctions imposed against the country could potentially limit exports.

Global Outlook is Healthier, Though Challenges Remain

Weaker trends from the U.S. and some of the Euro-zone economies during the first quarter of this year have caused some investor unease about the global growth prospects for the rest of this year. However, it appears likely that the soft economic data from the early months of the year was mostly influenced by adverse weather conditions. The primary consumer and business sentiment indicators remain largely positive in most developed countries and industrial output continues to expand. The U.S. labor market appears to be gaining strength, a positive signal for U.S. domestic consumption as well as for the exporting countries across the globe.

Although the modest growth recovery in Europe continues, we believe that the region has become more reliant on Germany to drive the economy. The significant improvement in financial market conditions, helped by the European Central Bank’s promises of policy action, has driven down bond yields further. As the governments are now in a position to raise debt easily at

www.thomaswhitefunds.com	11

THOMAS WHITE INTERNATIONAL FUND

affordable cost, the risk of a major financial crisis has eased. Nevertheless, the ongoing recovery in consumer and industrial demand could turn fragile if unemployment worsens. The lower than expected inflation would likely encourage the European Central Bank to consider another interest rate cut and other monetary policy steps. Outside the Euro-area, economic growth in the U.K. remains robust and the country is expected to see an interest rate hike by the end of this year or early next year.

In Japan, the central bank is likely to sustain and possibly expand its asset purchases as higher consumption taxes limit retail sales growth. The decline in household spending during the month of April was mostly due to consumers advancing their purchases ahead of the tax hike. However, if demand doesn’t recover in subsequent months, expectations of a sustained economic recovery may fade.

The positive impact of the cheaper yen on corporate earnings is also likely to disappear in the coming quarters, as the currency has remained within its range this year.

Growth in emerging economies, while lower than in recent years, appears to be stabilizing at the current pace. Some of the emerging countries are trying to promote domestic demand, to offset slower export growth, which should help build more balanced economic growth in the future. Political change in countries including India could lead to policies more favorable to businesses. Commodity exporters such as Brazil are likely to find it more difficult to accelerate growth, as global demand for industrial materials is expected to remain subdued.

Thank you for the trust you have placed in the Thomas White International Fund.

12	www.thomaswhitefunds.com

APRIL 30, 2014

Portfolio Country and Industry Allocation as of April 30, 2014 (Unaudited)

Country Allocation	% of TNA
Australia	2.8%
Austria	0.6%
Belgium	0.8%
Brazil	2.2%
Canada	7.1%
China	1.7%
Denmark	0.9%
Finland	1.2%
France	7.2%
Germany	12.7%
Hong Kong	5.8%
India	1.0%
Indonesia	1.3%
Italy	1.2%
Japan	13.8%
Malaysia	1.3%
Mexico	1.1%
Netherlands	1.4%
Norway	2.7%
Russia	1.2%
Singapore	1.6%
South Africa	1.8%
South Korea	1.7%
Spain	4.1%
Sweden	1.8%
Switzerland	2.8%

Country Allocation	% of TNA
Taiwan	1.3%
Thailand	0.5%
Turkey	0.5%
United Kingdom	13.3%
Cash & Other	2.6%

Industry Allocation	% of TNA

Automobiles & Components	7.8%
Banks	13.5%
Capital Goods	9.8%
Commercial & Professional Services	2.3%
Consumer Durables & Apparel	4.1%
Consumer Services	2.2%
Diversified Financials	5.1%
Energy	9.5%
Food & Staples Retailing	1.3%
Food, Beverage & Tobacco	3.3%
Health Care Equipment & Services	2.1%
Household & Personal Products	1.9%
Insurance	4.9%
Materials	7.2%
Media	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	3.5%
Retailing	3.3%
Semiconductors & Semiconductor Equipment	0.9%
Software & Services	2.0%
Technology Hardware & Equipment	3.3%
Telecommunication Services	3.5%
Transportation	2.6%
Utilities	2.8%
Cash & Other	2.6%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	13

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	COMMON STOCKS (94.9%)

	AUSTRALIA (2.8%)
	Aurizon Holdings Limited +	Transportation	1,558,100	$7,520,305
	Australia and New Zealand Banking Group Limited +	Banks	392,400	12,605,532
	Suncorp Group Limited +	Insurance	403,900	4,897,875

				25,023,712

	AUSTRIA (0.6%)
	OMV Aktiengesellschaft +	Energy	110,500	5,171,865

	BELGIUM (0.8%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	85,900	7,042,878

	BRAZIL (1.6%)
	Cia de Saneamento Basico do Estado de Sao Paulo	Utilities	520,000	4,932,391
	Embraer S.A.	Capital Goods	560,000	4,824,577
	Petroleo Brasileiro SA Petrobras	Energy	663,500	4,894,977

				14,651,945

	CANADA (7.1%)
	Alimentation Couche-Tard Inc.	Retailing	449,100	12,656,995
	Canadian National Railway Company	Transportation	136,000	7,966,060
	Canadian Oil Sands Limited	Automobiles & Components	224,300	4,862,340
	Husky Energy Inc.	Energy	151,700	4,957,706
	Magna International Inc.	Automobiles & Components	110,800	10,855,074
	Methanex Corporation	Materials	83,500	5,172,041
	Royal Bank of Canada	Banks	256,300	17,105,374

				63,575,590

	CHINA (1.7%)
	Bank of China Limited +	Banks	14,884,000	6,547,614
	Lenovo Group Limited + #	Technology Hardware & Equipment	4,081,000	4,646,008
	PICC Property and Casualty Company Limited +	Insurance	3,185,594	4,201,627

				15,395,249

	DENMARK (0.9%)
	DSV A/S +	Transportation	231,700	7,750,123

	FINLAND (1.2%)
	Sampo Oyj +	Insurance	223,300	11,120,759

	FRANCE (7.2%)
	BNP Paribas +	Banks	87,800	6,602,724
	Christian Dior +	Consumer Durables & Apparel	62,550	12,867,560

The accompanying notes are an integral part of these financial statements

14	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Country	Issue	Industry	Shares	Value (US$)

	FRANCE (CONT.)
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	74,700	$9,131,914
	Eiffage +	Capital Goods	65,300	4,939,481
	Societe Generale +	Banks	172,800	10,760,129
	Sodexo +	Consumer Services	69,700	7,518,613
	Technip SA +	Energy	70,900	7,986,208
	Television Francaise 1 S.A. +	Media	277,300	4,719,152

				64,525,781

	GERMANY (10.8%)
	BASF SE +	Materials	108,350	12,542,476
	Bayer Aktiengesellschaft +	Materials	85,800	11,907,226
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	7,199,723
	Bilfinger SE +	Commercial & Professional Services	39,400	4,686,640
	Brenntag AG +	Capital Goods	41,800	7,563,474
	Continental Aktiengesellschaft +	Automobiles & Components	27,000	6,334,183
	Deutsche Telekom AG +	Telecommunication Services	571,400	9,582,167
	E.ON SE +	Utilities	395,800	7,572,704
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	87,600	13,318,557
	SAP AG +	Software & Services	112,900	9,088,294
	Wincor Nixdorf Aktiengesellschaft +	Technology Hardware & Equipment	107,100	6,997,252

				96,792,696

	HONG KONG (5.8%)
	Beijing Enterprise Holdings Limited +	Capital Goods	489,000	4,251,895
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	1,969,000	4,836,486
	Hutchison Whampoa Limited +	Capital Goods	1,995,000	27,359,561
	SJM Holdings Limited +	Consumer Services	2,552,000	7,096,637
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,653,000	8,453,537

				51,998,116

	INDIA (1.0%)
	Infosys Limited ADR #	Software & Services	160,400	8,615,084

	INDONESIA (1.3%)
	Indofood Sukses Makmur Tbk PT +	Food, Beverage & Tobacco	8,411,000	5,156,966
	PT Astra International Tbk +	Automobiles & Components	7,094,800	4,558,611
	PT Bank Mandiri (Persero) Tbk. +	Banks	2,654,000	2,251,616

				11,967,193

	ITALY (1.2%)
	Mediobanca S.p.A. * +	Diversified Financials	961,000	10,677,446

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

JAPAN (13.8%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	404,000	$4,492,620
	Hitachi, Ltd. +	Technology Hardware & Equipment	1,018,000	7,237,880
	ITOCHU Corporation +	Capital Goods	873,000	9,804,952
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	207,700	6,817,299
	JFE Holdings, Inc. +	Materials	391,400	7,235,061
	JGC Corporation +	Capital Goods	225,000	7,283,893
	Nissan Motor Co., Ltd. +	Automobiles & Components	1,103,000	9,461,582
	Nomura Holdings, Inc. +	Diversified Financials	798,200	4,590,173
	ORIX Corporation +	Diversified Financials	479,800	6,931,396
	Resona Holdings, Inc. +	Banks	2,312,300	11,805,957
	Ricoh Company, Ltd. +	Technology Hardware & Equipment	949,300	10,995,365
	Sega Sammy Holdings Inc. +	Consumer Durables & Apparel	311,900	6,272,217
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	4,284,166
	Seven & I Holdings Co., Ltd. +	Food & Staples Retailing	147,900	5,830,908
	Sundrug Co., Ltd. +	Food & Staples Retailing	149,500	6,112,309
	Tokio Marine Holdings, Inc. +	Insurance	162,800	4,794,237
	Toyota Motor Corporation +	Automobiles & Components	178,600	9,650,969

				123,600,984

MALAYSIA (1.3%)
	AMMB Holdings Berhad +	Diversified Financials	1,225,000	2,695,477
	Axiata Group Berhad +	Telecommunication Services	1,917,500	3,952,433
	Genting Berhad +	Consumer Services	1,629,000	4,889,602

				11,537,512

MEXICO (1.1%)
	Alfa, S.A.B. de C.V.	Capital Goods	1,750,000	4,622,881
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	774,600	5,144,560

				9,767,441

NETHERLANDS (1.4%)
	Randstad Holding nv +	Commercial & Professional Services	131,000	7,626,727
	SBM Offshore N.V. * +	Energy	265,430	4,865,884

				12,492,611

NORWAY (2.7%)
	Statoil ASA + #	Energy	350,725	10,681,995
	Storebrand ASA * +	Insurance	769,700	4,321,460
	Telenor ASA +	Telecommunication Services	385,100	9,050,044

				24,053,499

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Country	Issue	Industry	Shares	Value (US$)

	RUSSIA (1.2%)
	Lukoil OAO GDR +	Energy	199,500	$10,596,156

	SINGAPORE (1.6%)
	Keppel Corporation Limited +	Capital Goods	490,000	4,116,734
	Singapore Telecommunications Limited +	Telecommunication Services	1,197,000	3,657,757
	United Overseas Bank Limited +	Banks	390,000	6,771,047

				14,545,538

	SOUTH AFRICA (1.8%)
	Remgro Limited +	Diversified Financials	538,900	10,855,959
	Sasol Limited +	Energy	87,700	4,926,595

				15,782,554

	SOUTH KOREA (1.7%)
	Hyundai Motor Company +	Automobiles & Components	21,200	4,736,746
	Korea Electric Power Corporation +	Utilities	129,300	4,942,010
	SK Telecom Co., Ltd. +	Telecommunication Services	25,500	5,282,935

				14,961,691

	SPAIN (4.1%)
	Banco Santander, S.A. +	Banks	1,098,900	10,953,656
	Caixabank, S.A. +	Banks	1,681,100	10,259,981
	Enagas, S.A. +	Utilities	245,200	7,564,494
	Grifols, S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	155,000	8,309,255

				37,087,386

	SWEDEN (1.8%)
	Securitas AB +	Commercial & Professional Services	643,700	7,781,114
	Swedbank AB +	Banks	307,000	8,169,544

				15,950,658

	SWITZERLAND (2.8%)
	Aryzta AG +	Food, Beverage & Tobacco	84,800	7,832,468
	Credit Suisse Group AG +	Diversified Financials	190,400	6,036,562
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	39,100	11,494,946

				25,363,976

	TAIWAN (1.3%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	1,153,680	3,307,451
	Taiwan Semiconductor Manufacturing Co Ltd ADR #	Semiconductors & Semiconductor Equipment	418,900	8,419,890

				11,727,341

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

THAILAND (0.5%)
	PTT Exploration and Production Public Company Limited +	Energy	873,581	$4,312,011

TURKEY (0.5%)
	Koc Holding A.S. +	Capital Goods	1,095,300	4,901,205

UNITED KINGDOM (13.3%)
	Aberdeen Asset Management PLC +	Diversified Financials	545,600	4,035,268
	AMEC plc +	Energy	366,500	7,659,597
	Barclays PLC +	Banks	1,492,625	6,364,110
	BHP Billiton Plc +	Materials	847,800	27,437,587
	BP P.L.C. +	Energy	1,127,900	9,515,360
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	171,900	9,909,741
	Next plc +	Retailing	47,000	5,192,308
	Prudential Public Limited Company +	Insurance	645,600	14,849,704
	Rolls-Royce Holdings PLC * +	Capital Goods	462,000	8,207,222
	Smith & Nephew PLC +	Health Care Equipment & Services	333,800	5,194,252
	Subsea 7 S.A. + #	Energy	474,000	9,497,557
	WH Smith PLC +	Retailing	628,800	11,653,063

				119,515,769

Total Common Stocks		(Cost $735,311,373)		850,504,769

PREFERRED STOCKS (2.5%)

BRAZIL (0.6%)
	Banco Bradesco S.A.	Banks	376,600	5,590,519

GERMANY (1.9%)
	Henkel AG & Co. KGaA +	Household & Personal Products	150,100	16,704,160

UNITED KINGDOM (0.0%)
	Rolls-Royce Holdings PLC * +	Capital Goods	61,908,000	104,525

Total Preferred Stocks		(Cost $18,327,364)		22,399,204

SHORT TERM INVESTMENTS (2.0%)

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (1.9%)
	Northern Institutional Liquid Asset Portfolio		16,490,638	16,490,638

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (0.1%)
	U.S. Treasury Notes:
	0.250% due 08/31/2014		$473,672	$473,672
	0.250% due 02/28/2015		446,969	446,969
	0.250% due 08/15/2015		2,133	2,133
	2.375% due 01/15/2017		68,161	68,161

				990,935

Total Short Term Investments		(Cost $17,481,573)		17,481,573

Total Investments	99.4%	(Cost $771,120,310)		$890,385,546
Other Assets, Less Liabilities	0.6%			5,677,262
Total Net Assets:	100.0%			$896,062,808

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2014 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

The following table summarizes the inputs used, as of April 30, 2014 (unaudited), in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$25,023,712	$-------	$25,023,712
Austria	-------	5,171,865	-------	5,171,865
Belgium	-------	7,042,878	-------	7,042,878
Brazil	14,651,945	-------	-------	14,651,945
Canada	63,575,590	-------	-------	63,575,590
China	-------	15,395,249	-------	15,395,249
Denmark	-------	7,750,123	-------	7,750,123
Finland	-------	11,120,759	-------	11,120,759
France	-------	64,525,781	-------	64,525,781
Germany	-------	96,792,696	-------	96,792,696
Hong Kong	-------	51,998,116	-------	51,998,116
India	8,615,084	-------	-------	8,615,084
Indonesia	-------	11,967,193	-------	11,967,193
Italy	-------	10,677,446	-------	10,677,446
Japan	-------	123,600,984	-------	123,600,984
Malaysia	-------	11,537,512	-------	11,537,512
Mexico	9,767,441	-------	-------	9,767,441
Netherlands	-------	12,492,611	-------	12,492,611
Norway	-------	24,053,499	-------	24,053,499
Russia	-------	10,596,156	-------	10,596,156
Singapore	-------	14,545,538	-------	14,545,538
South Africa	-------	15,782,554	-------	15,782,554
South Korea	-------	14,961,691	-------	14,961,691
Spain	-------	37,087,386	-------	37,087,386
Sweden	-------	15,950,658	-------	15,950,658
Switzerland	-------	25,363,976	-------	25,363,976
Taiwan	8,419,890	3,307,451	-------	11,727,341
Thailand	-------	4,312,011	-------	4,312,011
Turkey	-------	4,901,205	-------	4,901,205
United Kingdom	-------	119,515,769	-------	119,515,769
Total Common Stocks	$105,029,950	$745,474,819	$-------	$850,504,769
Preferred Stocks
Brazil	$5,590,519	$-------	$-------	$5,590,519
Germany	-------	16,704,160	-------	16,704,160
United Kingdom	-------	-------	104,525	104,525
Total Preferred Stocks	$5,590,519	$16,704,160	$104,525	$22,399,204
Short Term Investments	$16,490,638	$990,935	$-------	$17,481,573
Total Investments	$127,111,107	$763,169,914	$104,525	$890,385,546

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

See below for transfers into or out of Level 1 and Level 2.

	Security Description	Country	Market Value
Transfers into Level 1	None	None	$-------
Transfers out of Level 1	Statoil ASA	Norway	(10,681,995)
Net transfers into Level 1			$(10,681,995)
	Security Description	Country	Market Value
Transfers into Level 2	Statoil ASA	Norway	$10,681,995
Transfers out of Level 2	None	None	-------
Net transfers into Level 2			$10,681,995

Transfers were made out of Level 1 and into Level 2 due to one security Statoil ASA being priced by adjusted quoted prices on April 30, 2014.

Transfers between Levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of October 31, 2013	$-------
Accrued discounts/premiums	-------
Realized gain (loss)	-------
Change in unrealized appreciation (depreciation)	644
Purchases and Issues	103,881
Sales and Settlements	-------
Transfers in and/or out of Level 3	-------
Balance as of April 30, 2014	$104,525

The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represent either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

Thomas White International Fund

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

Security Description	Fair Value at April 30, 2014	Valuation Techniques	Observable Inputs	Unobservable Inputs
Rolls-Royce Holdings PLC - Preferred Stock	$104,525	Constant	Return of Capital Distribution	Constant factor

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3] (annualized)	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.63%	1.34%
Class I	None	None	None	None	1.09%	1.66%	1.09%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	1.77%	1.59%
Class C	None	1.00% within 15 months	None	1.00%	2.09%	2.29%	2.09%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.31% for Investor Class shares, 1.26% for Class I shares, 1.66% for Class A shares and 2.13% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$11.16	$5.1 million	2.00% within 60 days	33%
Class I	$11.19	$71.4 million
Class A	$11.11	$83.6 thousand
Class C	$11.12	$516

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

Average Annual Returns as of April 30, 2014 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yr	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		-4.78%	-3.63%	-8.49%	-4.06%	4.06%
Class I shares[1] (TWIIX)	None		-4.60%	-3.53%	-8.22%	-3.95%	4.15%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-10.33%	-9.16%	-13.96%	-6.07%	2.35%
		Excluding sales charge	-4.88%	-3.64%	-8.70%	-4.20%	3.94%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	-6.07%	-4.77%	-10.06%	-4.45%	3.73%
		Excluding sales charge	-5.12%	-3.81%	-9.15%	-4.45%	3.73%
MSCI Emerging Markets Index[4]	N/A		-2.98%	-0.10%	-1.84%	-3.74%	3.64%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.63% (Investor Class), 1.66% (Class I), 1.77% (Class A) and 2.29% (Class C).

24	www.thomaswhitefunds.com

APRIL 30, 2014

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through April 30, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +16.51% for the Fund’s Investor Class shares and +14.73% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +4.06%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the trailing six-month period ended April 30, 2014, the Investor Class shares of the Thomas White Emerging Markets Fund returned -4.78%, compared to -2.98% for its benchmark, the MSCI Emerging Markets Index. Since its inception on June 28, 2010, the Investor Class shares of the Fund returned +4.06% annualized, against +3.64% for the benchmark index.

Growth Slowdown Fears and Geopolitical Risks Hurt Investor Sentiment

Emerging market equities continued to underperform developed markets during the review period on persistent concerns about slower economic growth in China and other countries. The weaker than expected economic trends in the U.S. and Europe due to difficult weather conditions during the first quarter of this year hurt exports from the large emerging countries. Exports from China were unexpectedly weak during the first few months of the year, while softer industrial commodity prices continued to limit export gains for Latin American countries. Elevated inflation risks and currency weakness forced central banks in Brazil, India, and select other countries to lift interest rates further, despite the dampening effect on domestic demand.

Heightened geopolitical risks following Russia’s military intervention in parts of Ukraine also made emerging markets volatile during the review period. Russian equity prices and the currency came under heavy selling pressure and the negative sentiment also affected other markets in Europe. The U.S. Federal Reserve started winding down its bond purchases in December, but did not cause much market volatility as the decision was mostly expected. Select markets such as India and Indonesia, which had come under intense selling pressure during the previous review period, recovered as policy steps helped reduce their current account deficits and stabilize the currencies.

Portfolio Review

The Fund underperformed its benchmark during the review period as concerns about slower growth in China as well as heightened geopolitical risks unnerved investors. The political tensions and the consequent market decline that followed Russia’s annexation of Crimea had the most negative impact on Fund performance during the period. The Fund had a relatively higher exposure to Russia, 8.1% on average, compared to 5.7% for the benchmark, during the period. In addition, the Fund’s Russian holdings were some of the best known and most liquid stocks, which suffered larger price declines. As well, the Fund was underweight in India where equity prices rebounded early this year in anticipation of a favorable political change. Importantly the Fund will be in a better position to invest more broadly in India as we are now approved to buy locally

26	www.thomaswhitefunds.com

APRIL 30, 2014

listed equities in the country. Weak stock selection in markets such as South Africa and Poland also hurt Fund returns during the period. On the positive side, the Fund’s stock selection in China and Korea contributed positively to performance during the period. From a sector perspective, utilities and healthcare holdings were the best performers, while holdings in energy and consumer staples sectors lagged.

Korean utility Korea Electric Power Corp. contributed the most to Fund returns during the review period on expectations that the company would return to profitability after several years with the government approved tariff hikes. Korea Electric is also expanding its network of power generating units abroad, including a recently completed $2.5 billion thermal unit in Saudi Arabia. Techtronic Industries, which manufactures home appliances and hand held tools, advanced on expectations of stronger demand growth in North America and Europe. Tencent Holdings Limited, a leading Chinese provider of value-added services over the internet and mobile phones, gained further as the company continued to see strong growth in subscriber additions and revenues. Hong Kong-based Guangdong Investment Limited, a holding company controlled by the Chinese government with interests in water and electric utilities, property development, and department stores, benefited from expectations that the government’s modest fiscal stimulus measures could help revenue growth. Automaker Tata Motors Limited outperformed as the company’s Jaguar and Land Rover brands continued to see strong growth in sales volumes, helped by recent product launches.

The Fund’s holdings in Russia were among the biggest detractors from returns for the period on concerns that the economic sanctions against the country could slow domestic demand and limit the revenue growth outlook for businesses. The heightened geopolitical risks could also potentially limit the ability of Russian businesses to raise foreign capital to finance their investments. Fund holdings that declined during the period included retailer Magnit JSC, oil producer OAO Lukoil, and lender Sberbank OJSC. Oilfield services provider Eurasia Drilling, which has significant revenue exposure to Russia, also declined during the period. As well, Chinese automaker Great Wall Motor Co. underperformed on concerns about lower revenue growth after the company delayed the launch of new models.

Short-Term Weakness Can Be Corrected With Appropriate Policy Measures

The reasons for the relatively muted short-term growth outlook for several large emerging countries are fairly clear now. The slower than anticipated economic recovery in the developed world has restricted the potential export gains for most emerging economies. Higher wages and currency movements have also narrowed the competitive advantage of large export manufacturing locations such as China. As export growth slowed, demand for industrial commodities declined and has hurt the resource exporters in Latin America, Africa, and elsewhere. While domestic demand has not declined as much as feared in most countries, governments and central banks have been unable to provide additional support. High inflation risks and elevated

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

property prices have limited the policy flexibility in several countries, including China, Brazil, and India. In addition, a higher fiscal deficit also limited the government’s ability to step up spending and investments in some emerging countries.

Nevertheless, we believe that these short-term problems and structural deficiencies can be effectively addressed with appropriate policy measures. Countries such as China are now promoting domestic demand, which could hurt short-term expansion but would be likely to deliver more sustainable long-term growth. We believe central banks are now more guarded against inflation risks, and episodes of uncontrolled price gains have become rare in the emerging countries. While the aggregate external debt levels have increased for some countries, their ability to service the debt and foreign currency reserves has also increased. The long-term structural advantages of the large emerging market countries, such as favorable demographic profiles, ability to absorb large infrastructure investments, and relatively less developed consumer markets that offer growth potential, remain intact.

The prospect of lower capital inflows, as a result of bond purchase tapering by the U.S. Federal Reserve, had alarmed emerging market investors last year. However, fund flows into emerging markets have not dried up even though the Fed is now expected to wind down its asset purchases completely before the end of this year. We believe it is likely that the European Central Bank and the Bank of Japan could expand their policy support to fight low inflation and sustain the economic recovery in their respective domains. If that happens, low fixed income yields in these regions could continue to drive some investors into emerging markets.

We thank you for investing in the Thomas White Emerging Markets Fund.

28	www.thomaswhitefunds.com

APRIL 30, 2014

Portfolio Country and Industry Allocation as of April 30, 2014 (Unaudited)

Country Allocation	% of TNA
Brazil	6.0%
Canada	0.6%
Chile	1.0%
China	19.1%
Colombia	0.4%
Hong Kong	12.3%
India	6.0%
Indonesia	3.3%
Malaysia	1.5%
Mexico	2.6%
Panama	2.3%
Philippines	2.1%
Poland	1.6%
Russia	5.2%
South Africa	10.2%
South Korea	12.5%
Taiwan	5.5%
Thailand	2.9%
Turkey	1.6%
United States	1.5%
Cash & Other	1.8%

Industry Allocation	% of TNA
Automobiles & Components	8.1%
Banks	14.7%
Capital Goods	8.6%
Consumer Durables & Apparel	4.0%
Consumer Services	2.9%
Diversified Financials	4.4%
Energy	10.7%
Food & Staples Retailing	1.0%
Food, Beverage & Tobacco	3.4%
Health Care Equipment & Services	0.9%
Household & Personal Products	0.6%
Insurance	3.3%
Materials	2.6%
Pharmaceuticals, Biotechnology & Life Sciences	4.5%
Real Estate	0.8%
Semiconductors & Semiconductor Equipment	5.5%
Software & Services	6.9%
Technology Hardware & Equipment	2.6%
Telecommunication Services	6.6%
Transportation	1.2%
Utilities	4.9%
Cash & Other	1.8%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.0%)

BRAZIL (3.8%)
	Arteris S.A.	Transportation	37,000	$305,326
	CCR S.A.	Transportation	38,700	303,386
	Cia de Saneamento Basico do Estado de Sao Paulo ADR #	Utilities	33,000	312,840
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	14,700	229,689
	Petroleo Brasileiro SA Petrobras	Energy	134,500	992,275
	Sul America S.A.	Insurance	60,437	439,098
	TOTVS S/A	Software & Services	18,900	310,147

				2,892,761

CANADA (0.6%)
	Pacific Rubiales Energy Corp. *	Energy	26,200	427,643

CHILE (1.0%)
	Banco de Chile	Banks	1,548,587	198,975
	Compania Cervecerias Unidas S.A. ADR #	Food, Beverage & Tobacco	15,400	362,978
	CorpBanca	Banks	15,169,100	174,742

				736,695

CHINA (19.1%)
	BAIDU, INC. ADR * #	Software & Services	4,900	753,865
	Bank of China Limited +	Banks	3,474,100	1,528,290
	Beijing Capital International Airport Company Limited +	Transportation	426,000	295,643
	China Overseas Land & Investment Ltd. +	Real Estate	242,000	593,878
	CNOOC Limited +	Energy	598,000	987,896
	Great Wall Motor Company Limited +	Automobiles & Components	253,800	1,149,329
	Guangdong Investment Limited +	Utilities	1,126,000	1,224,515
	Hengan International Group Company Limited +	Household & Personal Products	42,000	442,415
	Hollysys Automation Technologies Ltd. * #	Technology Hardware & Equipment	38,500	824,285
	Lenovo Group Limited + #	Technology Hardware & Equipment	1,001,300	1,139,928
	Mindray Medical International Ltd ADR #	Health Care Equipment & Services	12,700	419,862
	NetEase, Inc. ADR #	Software & Services	14,900	1,014,541
	PICC Property and Casualty Company Limited +	Insurance	795,410	1,049,103
	Sands China Ltd. +	Consumer Services	199,200	1,465,434
	Sinopharm Group Co. Ltd. +	Health Care Equipment & Services	115,200	303,160
	Tencent Holdings Limited +	Software & Services	10,200	641,578
	WuXi PharmaTech (Cayman) Inc. ADR *	Pharmaceuticals, Biotechnology & Life Sciences	22,000	748,000

				14,581,722

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Country	Issue	Industry	Shares	Value (US$)

COLOMBIA (0.4%)
	Banco Davivienda S.A.	Banks	21,200	$301,047

HONG KONG (12.3%)
	AIA Group Limited +	Insurance	222,200	1,077,725
	Beijing Enterprise Holdings Limited +	Capital Goods	141,300	1,228,615
	China Mengniu Dairy Company Limited +	Food, Beverage & Tobacco	171,800	883,231
	China Unicom (Hong Kong) Limited +	Telecommunication Services	1,069,400	1,638,945
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	277,000	680,400
	Hutchison Whampoa Limited +	Capital Goods	126,000	1,727,972
	SJM Holdings Limited +	Consumer Services	283,000	786,970
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	433,000	1,379,714

				9,403,572

INDIA (6.0%)
	Dr. Reddy’s Laboratories Limited ADR #	Pharmaceuticals, Biotechnology & Life Sciences	26,800	1,207,876
	Infosys Limited ADR #	Software & Services	39,200	2,105,432
	Tata Motors Limited ADR #	Automobiles & Components	35,000	1,309,700

				4,623,008

INDONESIA (3.3%)
	PT Astra International Tbk +	Automobiles & Components	2,294,300	1,474,153
	PT Bank Mandiri (Persero) Tbk. +	Banks	790,000	670,225
	PT United Tractors Tbk +	Capital Goods	189,100	355,040

				2,499,418

MALAYSIA (1.5%)
	AMMB Holdings Berhad +	Diversified Financials	257,400	566,380
	Axiata Group Berhad +	Telecommunication Services	277,100	571,171

				1,137,551

MEXICO (2.6%)
	Compartamos SAB de CV	Diversified Financials	358,600	625,499
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	207,600	1,378,790

				2,004,289

PANAMA (2.3%)
	Banco Latinoamericano de Comercio Exterior, S.A. #	Banks	69,600	1,790,112

PHILIPPINES (2.1%)
	Alliance Global Group, Inc. +	Capital Goods	1,112,800	777,672
	Universal Robina Corporation +	Food, Beverage & Tobacco	257,600	845,414

				1,623,086

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

POLAND (1.6%)
	Polskie Gornictwo Naftowe i Gazownictwo SA +	Energy	393,500	$613,490
	Synthos S.A. +	Materials	387,700	610,539

				1,224,029

RUSSIA (5.2%)
	Gazprom OAO GDR +	Energy	110,000	798,146
	Lukoil OAO GDR +	Energy	27,600	1,465,934
	Magnit OJSC GDR +	Food & Staples Retailing	15,300	723,464
	MegaFon OAO GDR +	Telecommunication Services	25,600	667,338
	Sberbank of Russia GDR *+	Banks	42,100	354,901

				4,009,783

SOUTH AFRICA (10.2%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	56,100	1,494,628
	MTN Group Limited +	Telecommunication Services	31,375	629,350
	Remgro Limited +	Diversified Financials	107,200	2,159,508
	Sasol Limited +	Energy	35,900	2,016,702
	Steinhoff International Holdings Limited +	Consumer Durables & Apparel	200,000	1,042,209
	The Bidvest Group Limited +	Capital Goods	17,900	491,077

				7,833,474

SOUTH KOREA (12.5%)
	Hankook Tire Co., Ltd. +	Automobiles & Components	7,610	441,281
	Hyundai Engineering & Construction Co., Ltd. +	Capital Goods	14,050	761,242
	Hyundai Motor Company +	Automobiles & Components	4,175	932,826
	KB Financial Group Inc. +	Banks	19,800	677,384
	Korea Electric Power Corporation +	Utilities	52,500	2,006,617
	Mando Corporation +	Automobiles & Components	3,450	415,692
	NAVER Corporation +	Software & Services	643	463,016
	Samsung Electronics Co., Ltd. GDR +	Semiconductors & Semiconductor Equipment	1,205	778,013
	Shinhan Financial Group Co., Ltd. +	Banks	17,700	770,780
	SK Hynix Inc. *+	Semiconductors & Semiconductor Equipment	19,700	769,223
	SK Telecom Co., Ltd. +	Telecommunication Services	7,325	1,517,549

				9,533,623

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Country	Issue	Industry	Shares	Value (US$)

TAIWAN (5.5%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	170,660	$489,260
	E.SUN Financial Holding Co., Ltd. +	Banks	1,666,000	1,008,372
	Mediatek, Inc. +	Semiconductors & Semiconductor Equipment	45,000	704,606
	Taiwan Semiconductor Manufacturing Co Ltd +	Semiconductors & Semiconductor Equipment	503,000	1,982,835

				4,185,073

THAILAND (2.9%)
	Bangkok Bank Public Company Limited +	Banks	63,100	368,549
	Krung Thai Bank Public Company Limited +	Banks	448,350	251,228
	PTT Exploration and Production Public Company Limited +	Energy	179,363	885,339
	PTT Global Chemical Public Company Limited +	Materials	117,900	254,501
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	226,000	489,785

				2,249,402

TURKEY (1.6%)
	Koc Holding A.S. +	Capital Goods	276,600	1,237,719

UNITED STATES (1.5%)
	Southern Copper Corporation #	Materials	37,500	1,130,250

Total Common Stocks		(Cost $69,218,419)		73,424,257

PREFERRED STOCKS (2.2%)

BRAZIL (2.2%)
	Banco Bradesco S.A.	Banks	116,610	1,731,042

Total Preferred Stocks		(Cost $1,564,704)		1,731,042

RIGHTS (0.0%)

TAIWAN (0.0%)
	E.SUN Financial Holding Co., Ltd. +	Banks	151,760	16,333

Total Rights		(Cost $19,457)		16,333

SHORT TERM INVESTMENTS (9.4%)

MONEY MARKET FUND (1.7%)
	Northern Institutional Treasury Portfolio		1,266,430	1,266,430

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (7.1%)
	Northern Institutional Liquid Asset Portfolio		5,449,666	$5,449,666

			Principal Amount
U.S. GOVERNMENT OBLIGATIONS (0.6%)
	U.S. Treasury Notes:
	0.250% due 08/31/2014		$225,301	225,301
	0.250% due 02/28/2015		212,600	212,600
	0.250% due 08/15/2015		1,014	1,014
	2.375% due 01/15/2017		32,421	32,421

				471,336

Total Short Term Investments		(Cost $7,187,432)		7,187,432

Total Investments	107.6%	(Cost $77,990,012)		$82,359,064
Other Assets, Less Liabilities:	(7.6)%			(5,843,255)
Total Net Assets:	100.0%			$76,515,809

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2014 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1 (A) to Financial Statements

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

The following table summarizes the inputs used, as of April 30, 2014 (unaudited), in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,892,761	$-------	$-------	$2,892,761
Canada	427,643	-------	-------	427,643
Chile	736,695	-------	-------	736,695
China	3,760,553	10,821,169	-------	14,581,722
Colombia	301,047	-------	-------	301,047
Hong Kong	-------	9,403,572	-------	9,403,572
India	4,623,008	-------	-------	4,623,008
Indonesia	-------	2,499,418	-------	2,499,418
Malaysia	-------	1,137,551	-------	1,137,551
Mexico	2,004,289	-------	-------	2,004,289
Panama	1,790,112	-------	-------	1,790,112
Philippines	-------	1,623,086	-------	1,623,086
Poland	-------	1,224,029	-------	1,224,029
Russia	-------	4,009,783	-------	4,009,783
South Africa	-------	7,833,474	-------	7,833,474
South Korea	-------	9,533,623	-------	9,533,623
Taiwan	-------	4,185,073	-------	4,185,073
Thailand	-------	2,249,402	-------	2,249,402
Turkey	-------	1,237,719	-------	1,237,719
United States	1,130,250	-------	-------	1,130,250
Total Common Stocks	$17,666,358	$55,757,899	$-------	$73,424,257
Preferred Stocks
Brazil	$1,731,042	$-------	$-------	$1,731,042
Total Preferred Stocks	$1,731,042	$-------	$-------	$1,731,042
Rights
Taiwan	$-------	$16,333	$-------	$16,333
Total Rights	$-------	$16,333	$-------	$16,333
Short Term Investments	$6,716,096	$471,336	$-------	$7,187,432
Total Investments	$26,113,496	$56,245,568	$-------	$82,359,064

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

Thomas White Emerging Markets Fund

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of October 31, 2013	$ 205
Accrued discounts/premiums	-------
Realized gain (loss)	-------
Change in unrealized appreciation (depreciation)	-------
Purchases and Issues	-------
Sales and Settlements	(205)
Transfers in and/or out of Level 3	-------
Balance as of April 30, 2014	$-------

The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represent either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The accompanying notes are an integral part of these financial statements

36	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1],3 (annualized)	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.31%	1.34%

1In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.16% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$16.59	$32.1 million	2.00% within 60 days	15%

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of April 30, 2014 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	9.72%	4.73%	21.52%	11.39%	18.46%	7.65%	8.11%
Russell Midcap Index[1]	7.76%	2.93%	21.25%	13.05%	21.87%	10.40%	9.52%
S&P 500 Index[1]	8.36%	2.56%	20.44%	13.83%	19.14%	7.67%	4.69%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.31%.

38	www.thomaswhitefunds.com

APRIL 30, 2014

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through April 30, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +109.01% for the Fund’s Investor Class shares, +168.98% for the primary benchmark, and +109.32% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +8.11%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	39

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Investor Class shares of the Thomas White American Opportunities Fund returned +9.72% during the six-month period ended April 30, 2014 while the Fund’s primary benchmark, the Russell Midcap Index, returned +7.76% and the secondary benchmark, the S&P 500 Index, returned +8.36% during the same period. Since its inception on March 4, 1999, the Fund’s annualized returns have been +8.11%, compared to +9.52% for the Russell Midcap Index and +4.69% for the S&P 500 Index.

Economic Outlook Remains Healthy, Despite the Slow Winter

U.S. domestic equity prices saw sustained gains during the review period, as the economy appeared to gain strength despite the temporary slowdown during the winter months. The labor market continued to gain strength, and the monthly job additions have turned healthier in recent months. The unemployment rate has moderated, though still high, and average incomes have started seeing minor gains. The housing sector continues to see strong gains in average home prices, though home sales saw mixed trends as supplies are limited and homes are not as affordable. Exports have also recovered recently and helped restrict the trade deficit.

As expected, the U.S. Federal Reserve started curtailing its bond purchases in

December of last year. The central bank is currently scaling down the program at a steady monthly pace, and is expected to terminate it before the end of this year. Corporate earnings growth and cash flows remain healthy, and more companies are returning capital to shareholders in the form of dividends and share buybacks. Merger and acquisition activity has also increased significantly in recent quarters as improved confidence in business outlook is encouraging corporations to strengthen their market positions and expand into new segments.

Portfolio Review

During the six-month review period ended April 30, 2014, the Fund outperformed both its primary and secondary benchmarks. Fund holdings in sectors such as industrials, technology, and utilities contributed the most to Fund returns. Sectors that underperformed during the period included consumer staples, financials, and materials.

Manufacturer of railcars, other industrial equipment and structures, Trinity Industries, Inc., contributed the most to Fund returns during the review period. The company has hived off its railcar leasing business to a joint venture to reduce funding requirements. Encouraged by the healthy earnings growth and business outlook, Trinity has increased its dividend payout this year. Mylan, Inc., one of the leading

40	www.thomaswhitefunds.com

APRIL 30, 2014

manufacturers of generic drugs, benefited from sustained earnings growth and healthy revenue outlook for the current year. Delta Air Lines, Inc. advanced as industry consolidation in recent years has improved the pricing power and profitability of the major airline operators. Delta has also acquired 49% of Virgin Atlantic, to strengthen its presence in the trans-Atlantic routes. LSI Corp, a manufacturer of semiconductor chips used in storage devices, gained after Avago Technologies announced an acquisition bid that has been approved. Ryder Systems, Inc., which provides truck leasing and supply chain management solutions, also outperformed after the company raised its earnings guidance.

Select Fund holdings in the retail and other consumer-oriented sectors came under selling pressure during the review period as domestic spending appeared to have weakened during the winter months. Some of the retail companies had seen excellent growth in recent years, and there are now concerns whether they will be able to sustain the same pace in future. Among the Fund holdings that declined the most were discount retailer Ross Stores, Inc. and retailer of pet products PetSmart, Inc. Nu-Skin Enterprises, Inc., which sells personal care and nutritional products through a direct selling network, was negatively affected by investigations about some of its sales practices in China. The company has subsequently settled the investigation by paying a fine, but has lowered revenue forecasts for the current year. Media and entertainment company Liberty Media Corp. declined on concerns that rising competition could limit earnings in the future. Hospital operator Community Health Systems, Inc. underperformed as payments to service providers are expected to be reduced to cut costs under the government’s healthcare reforms.

Growth Appears Sustainable as Interest Rates Remain Low

The U.S. is likely to see one of the fastest growth rates among the developed countries this year, and is viewed as the primary engine of growth for the rest of the world. The unexpected economic contraction during the first quarter of this year was mostly due to bad weather and subsequent data trends have already confirmed a revival. If the labor market continues to strengthens, gains in average wages are likely to be more substantial. This could help sustain the buoyancy in consumer sentiment and encourage businesses to invest in additional capacity and new hires. Easier energy supplies at relatively affordable prices continue to make U.S. manufacturers relatively more competitive. As we believe this trend is likely to persist, exports could gain momentum as industrial demand in other major economies rebounds.

After gaining strength over the last couple of years, we believe the housing market is unlikely to sustain the same pace of growth this year. While mortgage rates remain low relative to historical trends, the sharp price gains have made homes less attractive to prospective buyers. The slow construction activity during the recession has limited current supplies of new homes, and prices are likely to remain elevated as a result until a new supply hits the market. Borrowing costs are not expected to rise significantly

www.thomaswhitefunds.com	41

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

from current levels, as long-term treasury yields remain low even after the Fed’s bond purchase tapering. The Fed is currently not expected to increase its target rate before the second quarter of next year.

We thank you for investing in the Thomas White American Opportunities Fund.

42	www.thomaswhitefunds.com

APRIL 30, 2014

Portfolio Industry Allocation and Market Capitalization as of April 30, 2014 (Unaudited)

Industry Allocation	% of TNA
Automobiles & Components	2.8%
Banks	2.8%
Capital Goods	9.1%
Commercial & Professional Services	3.2%
Consumer Durables & Apparel	4.4%
Consumer Services	2.7%
Diversified Financials	3.4%
Energy	5.0%
Food & Staples Retailing	1.0%
Food, Beverage & Tobacco	3.5%
Health Care Equipment & Services	7.5%
Household & Personal Products	1.8%

Industry Allocation	% of TNA
Insurance	4.9%
Materials	2.9%
Media	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	4.1%
REITS	6.0%
Retailing	6.1%
Semiconductors & Semiconductor Equipment	4.3%
Software & Services	6.0%
Technology Hardware & Equipment	3.6%
Telecommunication Services	1.4%
Transportation	3.8%
Utilities	6.9%
Cash & Other	1.8%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	23.0%
Mid Cap ($2.3-$15.2 billion)	75.1%
Small Cap (under $2.3 billion)	0.1%
Cash & Other	1.8%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

www.thomaswhitefunds.com	43

Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

COMMON STOCKS (98.2%)

	AUTOMOBILES & COMPONENTS (2.8%)
	Autoliv, Inc.	2,800	$285,544
	Thor Industries, Inc.	4,550	276,958
	Visteon Corporation *	3,800	329,878

			892,380

	BANKS (2.8%)
	East West Bancorp, Inc.	9,450	326,120
	Fifth Third Bancorp	11,850	244,228
	KeyCorp	24,750	337,590

			907,938

	CAPITAL GOODS (9.1%)
	AGCO Corporation	6,100	339,770
	Carlisle Companies Incorporated	4,000	329,000
	Chicago Bridge & Iron Company N.V.	3,850	308,269
	Regal-Beloit Corporation	5,600	418,488
	The Timken Company	5,700	359,556
	Trinity Industries, Inc.	11,500	863,190
	Triumph Group, Inc.	4,650	301,367

			2,919,640

	COMMERCIAL & PROFESSIONAL SERVICES (3.2%)
	Republic Services, Inc.	14,300	501,787
	Robert Half International Inc.	11,800	528,640

			1,030,427

	CONSUMER DURABLES & APPAREL (4.4%)
	D.R. Horton, Inc.	16,900	376,532
	Hanesbrands Inc.	6,650	545,898
	PulteGroup, Inc.	8,900	163,671
	Tupperware Brands Corporation	3,700	314,167

			1,400,268

	CONSUMER SERVICES (2.7%)
	Apollo Education Group, Inc. *	6,700	193,362
	Hyatt Hotels Corporation - Class A *	7,900	444,612
	MGM Resorts International *	9,000	227,070

			865,044

	DIVERSIFIED FINANCIALS (3.4%)
	Ameriprise Financial, Inc.	6,900	770,247
	Waddell & Reed Financial, Inc. - Class A	4,500	303,525

			1,073,772

	ENERGY (5.0%)
	Chesapeake Energy Corporation	12,500	359,375
	Energen Corporation	6,750	525,892
	Hollyfrontier Corporation	6,200	326,058
	Weatherford International Ltd. *	19,000	399,000

			1,610,325

The accompanying notes are an integral part of these financial statements

44	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Industry	Issue	Shares	Value

	FOOD & STAPLES RETAILING (1.0%)
	Safeway Inc.	9,800	$ 333,788

	FOOD, BEVERAGE & TOBACCO (3.5%)
	Coca-Cola Enterprises, Inc.	7,000	318,080
	ConAgra Foods Inc.	7,650	233,401
	Lorillard, Inc.	7,200	427,824
	Molson Coors Brewing Company - Class B	2,400	143,928

			1,123,233

	HEALTH CARE EQUIPMENT & SERVICES (7.5%)
	AmerisourceBergen Corporation	5,600	365,008
	Community Health Systems, Inc. *	5,900	223,551
	Humana, Inc.	2,800	307,300
	Omnicare, Inc.	6,900	408,963
	St. Jude Medical, Inc.	4,500	285,615
	The Cooper Companies, Inc.	2,700	356,157
	Zimmer Holdings, Inc.	4,850	469,480

			2,416,074

	HOUSEHOLD & PERSONAL PRODUCTS (1.8%)
	Energizer Holdings, Inc.	1,400	156,366
	Nu Skin Enterprises, Inc. - Class A	4,800	417,600

			573,966

	INSURANCE (4.9%)
	Assurant, Inc.	4,600	310,086
	Everest Re Group, Ltd.	1,700	268,651
	Lincoln National Corporation	8,100	392,931
	The Hartford Financial Services Group, Inc.	12,000	430,440
	Unum Group	5,400	179,388

			1,581,496

	MATERIALS (2.9%)
	Celanese Corporation	4,700	288,721
	Cytec Industries Inc.	3,650	347,918
	Reliance Steel & Aluminum Co.	4,000	283,280

			919,919

	MEDIA (1.0%)
	Liberty Media Corporation - Class A *	2,350	304,819

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (4.1%)
	Celgene Corporation *	1,900	279,319
	Mylan Inc. *	16,150	820,097
	PerkinElmer, Inc.	5,350	224,540

			1,323,956

	REITS (6.0%)
	CBL & Associates Properties, Inc.	21,400	388,838
	Federal Realty Investment Trust	2,150	252,711
	HCP, Inc.	7,700	322,322

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	45

Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

REITS (CONT.)
	Health Care REIT, Inc.	4,900	$ 309,141
	Jones Lang Lasalle, Incorporated	2,400	278,136
	Rayonier Inc.	8,200	369,820

			1,920,968

	RETAILING (6.1%)
	AutoNation, Inc. *	6,950	368,281
	AutoZone, Inc. *	700	373,723
	Foot Locker, Inc.	7,300	339,669
	Macy’s, Inc.	5,600	321,608
	Ross Stores, Inc.	8,100	551,448

			1,954,729

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
	Broadcom Corporation - Class A	13,800	425,178
	KLA-Tencor Corporation	4,950	316,750
	LSI Corporation	36,100	402,154
	Skyworks Solutions, Inc. *	6,000	246,300

			1,390,382

	SOFTWARE & SERVICES (6.0%)
	Blackhawk Network Holdings, Inc. - Class B *	1,610	37,078
	Cadence Design System, Inc. *	17,900	278,524
	DST Systems, Inc.	8,350	769,787
	Fiserv, Inc. *	10,600	644,268
	Global Payments Inc.	2,900	193,807

			1,923,464

	TECHNOLOGY HARDWARE & EQUIPMENT (3.6%)
	NetApp, Inc.	11,250	400,613
	Riverbed Technology, Inc. *	17,700	344,265
	SanDisk Corporation	4,800	407,856

			1,152,734

	TELECOMMUNICATION SERVICES (1.4%)
	Telephone and Data Systems, Inc.	16,800	456,792

	TRANSPORTATION (3.8%)
	Delta Air Lines, Inc.	11,400	419,862
	Hertz Global Holdings, Inc. *	10,900	310,323
	Ryder System, Inc.	6,100	501,298

			1,231,483

	UTILITIES (6.9%)
	Ameren Corporation	8,200	338,742
	CMS Energy Corporation	12,850	389,484
	DTE Energy Company	7,000	546,980

The accompanying notes are an integral part of these financial statements

46	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2014

Industry	Issue	Shares	Value

UTILITIES (CONT.)
	Great Plains Energy Incorporated	17,950	$ 481,598
	National Fuel Gas Company	6,400	471,296

			2,228,100

Total Common Stocks		(Cost $23,050,600)	31,535,697

Total Investments	98.2%	(Cost $23,050,600)	$31,535,697
Other Assets, Less Liabilities:	1.8%		564,324
Total Net Assets:	100.0%		$32,100,021

*	Non-Income Producing Securities

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	47

Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of April 30, 2014, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$892,380	$-------	$-------	$892,380
Banks	907,938	-------	-------	907,938
Capital Goods	2,919,640	-------	-------	2,919,640
Commercial & Professional Services	1,030,427	-------	-------	1,030,427
Consumer Durables & Apparel	1,400,268	-------	-------	1,400,268
Consumer Services	865,044	-------	-------	865,044
Diversified Financials	1,073,772	-------	-------	1,073,772
Energy	1,610,325	-------	-------	1,610,325
Food & Staples Retailing	333,788	-------	-------	333,788
Food, Beverage & Tobacco	1,123,233	-------	-------	1,123,233
Health Care Equipment & Services	2,416,074	-------	-------	2,416,074
Household & Personal Products	573,966	-------	-------	573,966
Insurance	1,581,496	-------	-------	1,581,496
Materials	919,919	-------	-------	919,919
Media	304,819	-------	-------	304,819
Pharmaceuticals, Biotechnology & Life Sciences	1,323,956	-------	-------	1,323,956
REITS	1,920,968	-------	-------	1,920,968
Retailing	1,954,729	-------	-------	1,954,729
Semiconductors & Semiconductor Equipment	1,390,382	-------	-------	1,390,382
Software & Services	1,923,464	-------	-------	1,923,464
Technology Hardware & Equipment	1,152,734	-------	-------	1,152,734
Telecommunication Services	456,792	-------	-------	456,792
Transportation	1,231,483	-------	-------	1,231,483
Utilities	2,228,100	-------	-------	2,228,100
Total Common Stocks	$31,535,697	$-------	$-------	$31,535,697
Total Investments	$31,535,697	$-------	$-------	$31,535,697

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

48	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value [1]	$	890,385,546	$	82,359,064	$	31,535,697
Foreign currency [2]		1,545		-------		-------
Cash		27,771,605		-------		601,032
Receivables:
Currency		58,074		-------		-------
Investments		5,849,023		-------		-------
Dividends and interest		3,889,956		131,439		12,673
Reclaims		1,367,343		13,861		-------
Fund shares sold		683,294		224		100
Prepaid expenses		119,207		40,131		5,170
Total assets		930,125,593		82,544,719		32,154,672

LIABILITIES:
Investments Payable		14,500,859		-------		-------
Management and administrative fees payable		675,711		42,274		29,888
Accrued expenses		378,262		52,736		24,543
Payable for fund shares redeemed		508,082		-------		220
Distribution fees (See Note 5)		5,682		146		-------
Other liabilities		512,616		12,752		-------
Collateral on loaned securities (See Note 1) [3]		17,481,573		5,921,002		-------
Total liabilities		34,062,785		6,028,910		54,651

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	728,952,724	$	74,312,192	$	22,525,973
Undistributed net investment income		3,813,470		227,989		108,410
Accumulated net realized gain/(loss)		43,958,166		(2,393,721)		980,541
Net unrealized appreciation on:
Investments and foreign currency translations		119,265,241		4,369,052		8,485,097
Other assets and liabilities denominated in foreign currency		73,207		297		-------
Net assets	$	896,062,808	$	76,515,809	$	32,100,021
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	49

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	387,611,899	$	5,070,040	$	32,100,021
Shares outstanding [4]		20,021,129		454,257		1,934,724
Net asset value and offering price per share	$	19.36	$	11.16	$	16.59

CLASS I SHARES
Net assets	$	507,532,765	$	71,361,608
Shares outstanding [4]		26,155,005		6,376,156
Net asset value and offering price per share	$	19.40	$	11.19

CLASS A SHARES
Net assets	$	277,729	$	83,645
Shares outstanding [4]		14,378		7,529
Net asset value and offering price per share	$	19.32	$	11.11
Maximum offering price per share	$	20.50	$	11.79

CLASS C SHARES
Net assets	$	640,415	$	516
Shares outstanding [4]		33,325		46.40
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	19.22	$	11.12
1 Cost Basis of Investments: International Fund: $771,120,310 Emerging Markets Fund: $77,990,012 American Opportunities Fund: $23,050,600
2 Cost basis of Cash denominated in foreign currencies: International Fund: $1,540
3 Value of securities out on loan at 04/30/2014: International Fund: $17,023,263 Emerging Markets Fund: $5,768,551
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

50	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2014 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	8,615,828 [1]	$	570,060 [1]	$	280,257	[1]
Interest		8		98		-------
Securities lending income (Note 1)		14,350		9,701		-------
Total investment income		8,630,186		579,859		280,257
Expenses:
Investment management fees (Note 4)		3,688,726		273,107		128,504
Business management fees (Note 4)		151,889		11,246		5,291
Accounting and administration fees		217,897		18,313		9,812
Custodian fees		115,549		26,205		3,453
Transfer agent fees		80,373		27,332		7,616
Trustees’ fees and expenses		46,411		2,701		1,663
Audit fees and expenses		3,610		3,088		2,252
Registration fees		31,010		26,928		8,750
Printing expenses		55,974		2,161		2,002
Legal fees and expenses		86,815		4,840		3,134
Distribution expense (Note 5):
Class A Shares		326		103		-------
Class C Shares		3,000		3		-------
Administrative Service Fee:
Investor Class Shares		456,269		597		1,412
Class A Shares		130		49		-------
Other expenses		54,410		10,097		1,797
Total expenses		4,992,389		406,770		175,686
Reimbursement/Recoupment from Investment Manager (Note 4)		(175,622)		(48,663)		27,502
Net expenses		4,816,767		358,107		203,188
Net Investment income		3,813,419		221,752		77,069

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments & foreign currency transactions		44,183,485		(1,049,512)		980,541
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		(37,799,091)		(1,246,773)		1,780,588
Net gain/(loss) on investments		6,384,394		(2,296,285)		2,761,129
Net increase/(decrease) in net assets from operations	$	10,197,813	$	(2,074,533)	$	2,838,198
1 Net of foreign taxes withheld of: International Fund: $1,235,412 Emerging Markets Fund: $78,684 American Opportunities Fund: $69
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	51

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	International Fund
		Six Months Ended April 30, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	3,813,419	$	11,550,679
Net realized gain on investments		44,183,485		39,598,624
Net unrealized appreciation/depreciation on investments and foreign currency transactions		(37,799,091)		69,396,131
Net increase in net assets from operations		10,197,813		120,545,434
Distribution to Investor Class Shareholders:
From net investment income		-------		(4,948,622)
From return of capital		-------		(102,800)
Distribution to Class I Shareholders:
From net investment income		-------		(6,094,926)
From return of capital		-------		(64,920)
Distribution to Class A Shareholders:
From net investment income		-------		(2,651)
From return of capital		-------		(20)
Distribution to Class C Shareholders:
From net investment income		-------		(4,661)
From return of capital		-------		(64)
Total distributions		-------		(11,218,664)
Fund share transactions (Note 3)		(1,965,728)		131,784,014
Total increase		8,232,085		241,110,784
Net assets:
Beginning of period		887,830,723		646,719,939
End of period	$	896,062,808	$	887,830,723
Undistributed net investment income	$	3,813,470	$	51
The accompanying notes are an integral part of these financial statements.

52	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	Emerging Markets Fund
		Six Months Ended April 30, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	221,752	$	385,239
Net realized loss on investments		(1,049,512)		(224,884)
Net unrealized appreciation/depreciation on investments and foreign currency transactions		(1,246,773)		1,951,535
Net increase (decrease) in net assets from operations		(2,074,533)		2,111,890
Distribution to Investor Class Shareholders:
From net investment income		-------		(44,396)
Distribution to Class I Shareholders:
From net investment income		-------		(278,688)
Distribution to Class A Shareholders:
From net investment income		-------		(660)
Total distributions		-------		(323,744)
Fund share transactions (Note 3)		38,066,597		8,176,723
Total increase		35,992,064		9,964,869
Net assets:
Beginning of period		40,523,745		30,558,876
End of period	$	76,515,809	$	40,523,745
Undistributed net investment income	$	227,989	$	6,237
The accompanying notes are an integral part of these financial statements.

www.thomaswhitefunds.com	53

THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	American Opportunities Fund
		Six Months Ended April 30, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	77,069	$	195,509
Net realized gain on investments		980,541		3,144,515
Change in unrealized appreciation/depreciation on investments		1,780,588		3,171,866
Net increase in net assets from operations		2,838,198		6,511,890
Distribution to Investor Class Shareholders:
From net investment income		-------		(162,812)
From return of capital		-------		(13,242)
From realized gain		-------		(3,181,926)
Total distributions		-------		(3,357,980)
Fund share transactions (Note 3)		123,385		3,114,809
Total increase		2,961,583		6,268,719
Net assets:
Beginning of period		29,138,438		22,869,719
End of period	$	32,100,021	$	29,138,438
Undistributed net investment income	$	108,410	$	31,341
The accompanying notes are an integral part of these financial statements.

54	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 15 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of April 30, 2014, all securities within the Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below, except for one security in the International Fund that was valued based on a constant price equal to the return of capital distribution. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are

www.thomaswhitefunds.com	55

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. government.

56	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of April 30, 2014, open Federal tax years include the tax years ended October 31, 2010 through 2013. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

www.thomaswhitefunds.com	57

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes which are shown on the schedules of investments for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the

58	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at April 30, 2014 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$17,023,263	$17,481,573

Thomas White Emerging Markets Fund	$5,768,551	$5,921,002

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$14,350

Thomas White Emerging Markets Fund	$9,701

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class and Class I charged $9,064 and $12,300, respectively, in redemption fees for the period ended April 30, 2014, which were included in net capital paid.

www.thomaswhitefunds.com	59

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

NOTE 2. SIGNIFICANT SHAREHOLDER

The following table indicates the number of shareholders who held a significant portion of the shares of each Class’s outstanding shares as of April 30, 2014. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	2	33.8%

International Fund	Class C	1	12.4%

Emerging Markets Fund	Investor Class	3	83.5%	*

Emerging Markets Fund	Class I	3	55.9%

Emerging Markets Fund	Class A	2	89.6%

Emerging Markets Fund	Class C	1	100.0%

American Opportunities Fund	Investor Class	3	77.0%

*	67.8% is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2014, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	2,418,044	$	46,110,892	11,310,420	$	204,974,690
Shares issued on reinvestment of dividends & distributions	-------		-------	259,122		4,975,151
Shares redeemed	(5,021,883)		(96,036,725)	(21,580,049)		(380,503,953)
Redemption fees	-------		9,064	-------		(31,610)
Net decrease	(2,603,839)	$	(49,916,769)	(10,010,507)	$	(170,585,722)
Shares outstanding:
Beginning of period	22,624,968			32,635,475
End of period	20,021,129			22,624,968

60	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	4,036,215	$	77,034,059	19,661,197	$	347,492,852
Shares issued on reinvestment of dividends & distributions	-------		-------	216,136		4,154,139
Shares redeemed	(1,529,532)		(29,220,389)	(2,667,749)		(50,013,137)
Redemption fees	-------		12,300	-------		(12,054)
Net increase	2,506,683	$	47,825,970	17,209,584	$	301,621,800
Shares outstanding:
Beginning of period	23,648,322			6,438,738
End of period	26,155,005			23,648,322

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	3,912	$	74,440	11,415	$	208,761
Shares issued on reinvestment of dividends & distributions	-------		-------	128		2,445
Shares redeemed	(1,071)		(20,564)	(37)		(679)
Net increase	2,841	$	53,876	11,506	$	210,527
Shares outstanding:
Beginning of period	11,537			31
End of period	14,378			11,537

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	5,203	$	97,548	29,233	$	532,900
Shares issued on reinvestment of dividends & distributions				240		4,588
Shares redeemed	(1,378)		(26,353)	(4)		(79)
Net increase	3,825	$	71,195	29,469	$	537,409
Shares outstanding:
Beginning of period	29,500			31
End of period	33,325			29,500

www.thomaswhitefunds.com	61

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

Emerging Markets Fund
	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	8,732	$	97,360	82,185	$	978,349
Shares issued on reinvestment of dividends & distributions	-------		-------	3,195		37,701
Shares redeemed	(41,216)		(466,665)	(2,239,190)		(25,235,525)
Net decrease	(32,484)	$	(369,305)	(2,153,810)	$	(24,219,475)
Shares outstanding:
Beginning of period	486,741			2,640,551
End of period	454,257			486,741

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	3,499,859	$	39,361,557	2,946,678	$	33,180,262
Shares issued on reinvestment of dividends & distributions	-------		-------	23,598		278,688
Shares redeemed	(84,262)		(925,649)	(95,008)		(1,147,173)
Redemption fees	-------		-------	-------		(1,973)
Net increase	3,415,597	$	38,435,908	2,875,268	$	32,309,804
Shares outstanding:
Beginning of period	2,960,559			85,291
End of period	6,376,156			2,960,559

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	1	$	9	7,441	$	85,913
Shares issued on reinvestment of dividends & distributions	-------		-------	41		487
Shares redeemed	(1)		(12)	0 ^		(3)
Net increase (decrease)	-------	$	(3)	7,482	$	86,397
Shares outstanding:
Beginning of period	7,529			47
End of period	7,529			7,529
^ amount is less than 1 share.

62	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Class C			Class C
	Shares		Amount	Shares			Amount
Shares sold	-------	$	-------	-------		$	-------
Shares redeemed	(1)		(3)	0	^		(3)
Net increase (decrease)	(1)	$	(3)	0	^	$	(3)
Shares outstanding:
Beginning of period	47			47
End of period	46			47
^ amount is less than 1 share.

American Opportunities
	Six Months Ended April 30, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares			Amount
Shares sold	17,167	$	275,736	10,427		$	159,903
Shares issued on reinvestment of dividends & distributions	-------		-------	207,041			3,138,748
Shares redeemed	(9,506)		(152,351)	(12,298)			(183,842)
Net increase	7,661	$	123,385	205,170		$	3,114,809
Shares outstanding:
Beginning of period	1,927,063			1,721,893
End of period	1,934,724			1,927,063

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the period ended April 30, 2014, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $3,688,726, $273,107, and $128,504, respectively, in investment management fees.

During the period ended April 30, 2014, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

www.thomaswhitefunds.com	63

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%
Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%
American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the period ended April 30, 2014, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
Emerging Markets Fund	Investor Class	$877
American Opportunities Fund	Investor Class	$27,502

As of April 30, 2014, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2012	2015	$352,201
International Fund	Investor Class	2013	2016	$304,097
International Fund	Investor Class	2014	2017	$43,891
International Fund	Class I	2012	2015	$70,702
International Fund	Class I	2013	2016	$352,884
International Fund	Class I	2014	2017	$131,555
International Fund	Class A	2014	2017	$6
International Fund	Class C	2013	2016	$316
International Fund	Class C	2014	2017	$170
Emerging Markets Fund	Investor Class	2011	2014	$101,420
Emerging Markets Fund	Investor Class	2012	2015	$144,622
Emerging Markets Fund	Investor Class	2013	2016	$16,309
Emerging Markets Fund	Class I	2012	2015	$896
Emerging Markets Fund	Class I	2013	2016	$157,801
Emerging Markets Fund	Class I	2014	2017	$49,514
Emerging Markets Fund	Class A	2012	2015	$1
Emerging Markets Fund	Class A	2013	2016	$36
Emerging Markets Fund	Class A	2014	2017	$26
Emerging Markets Fund	Class C	2012	2015	$1
Emerging Markets Fund	Class C	2013	2016	$1
American Opportunities Fund	Investor Class	2012	2015	$2,823

64	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the period ended April 30, 2014, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $151,889, $11,246, and $5,291, respectively.

The International and Emerging Market Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Funds to compensate Quasar Distributors, LLC for the costs incurred in the distributing the Funds’ Class A or Class C shares at an annual rate of 0.25% and 1.00%, respectively. See Note 5.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the period ended April 30, 2014, fees incurred by the International Fund pursuant to the Plan were $326 for Class A and $3,000 for Class C Shares. For the period ended April 30, 2014, fees incurred by the Emerging Markets Fund were $103 for Class A and $3 for Class C Shares.

www.thomaswhitefunds.com	65

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the period ended April 30, 2014, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$363,683,443	$357,178,554

Emerging Markets Fund	58,148,219	20,797,549

American Opportunities Fund	4,466,991	4,756,679

The International Fund, Emerging Markets Fund and American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the period ended April 30, 2014.

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Funds	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	735,448,142	166,574,522	(9,517,739)	157,056,783

Emerging Markets Fund	37,280,515	6,529,248	(1,005,036)	5,524,212

American Opportunities Fund	22,331,276	6,987,393	(251,543)	6,735,850

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at

66	www.thomaswhitefunds.com

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

October 31, 2013, the Funds’ tax year-end. For the Thomas White International Fund, permanent differences resulted in reclassification of ($483,106) in undistributed net investment loss and $650,961 in accumulated net realized gain and ($167,855) in paid in capital. For the Thomas White Emerging Markets Fund, permanent differences resulted in reclassification of ($50,982) in undistributed net investment loss and $50,982 accumulated net realized gain. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of ($26,476) in undistributed net investment loss, $37,411 in accumulated net realized gain, and ($10,935) in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$-------	$-------	$157,056,783	$ (144,512)	$156,912,271

Emerging Markets Fund	10,176	-------	5,524,212	(1,256,238)	4,278,150

American Opportunities Fund	-------	-------	6,735,850	-------	6,735,850

As of October 31, 2013, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

	Capital Loss Carryover	Term	Expires
International Fund	(181,740)		10/31/17

Emerging Markets Fund	(1,252,771)	Short-Term	No Expiration

During the year ended October 31, 2013, the International Fund utilized $11,313,386 in capital loss carryovers and $28,936,199 in Post RIC Modernization Act carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

www.thomaswhitefunds.com	67

Notes to Financial Statements Period Ended April 30, 2014 (Unaudited)

During the six months ended April 30, 2014, the Funds did not pay any dividends.

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2013
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund - Investor Class	$4,948,622	$102,800	$-------	$5,051,422

International Fund - Class I	6,094,926	64,920	-------	6,159,846

International Fund - Class A	2,651	20	-------	2,671

International Fund - Class C	4,661	64	-------	4,725

Emerging Markets Fund - Investor Class	44,396	-------	-------	44,396

Emerging Markets Fund - Class I	278,688	-------	-------	278,688

Emerging Markets Fund - Class A	660	-------	-------	660

Emerging Markets Fund - Class C	-------	-------	-------	-------

American Opportunities Fund - Investor Class	162,812	13,242	3,181,926	3,357,980

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after April 30, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

68	www.thomaswhitefunds.com

Six Months Ended April 30, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Six Months Ended April 30, 2014			Year Ended October 31, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.16		$	16.55		$	15.55		$	16.75	$	14.50	$	11.74

Income from investment operations:
Net investment income [1]		0.07			0.26			0.31			0.29		0.20		0.19
Net realized and unrealized gains/(losses)		0.13			2.57			0.97			(1.20)		2.25		2.76
Total from investment operations		0.20			2.83			1.28			(0.91)		2.45		2.95

Distributions:
From net investment income		-------			(0.22)			(0.28)			(0.29)		(0.20)		(0.19)
Tax return of capital		-------			(0.00	) [2]		-------			-------		-------		-------
Change in net asset value for the period		0.20			2.61			1.00			(1.20)		2.25		2.76
Net asset value, end of period	$	19.36		$	19.16		$	16.55		$	15.55	$	16.75	$	14.50
Total Return		1.04%	[3]		17.13%			8.25%			(5.42)%		16.88%		25.15%

Ratios/supplemental data
Net assets, end of period (000)	$	387,612		$	433,483		$	540,118		$	478,255	$	484,822	$	359,704

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%	[5]		1.24%			1.31%	[4]		1.34%		1.38%		1.46%
Expenses (prior to reimbursement)		1.27%	[5]		1.31%			1.37%	[4]		1.34%		1.38%		1.46%
Net investment income (net of reimbursement)		0.76%	[5]		1.43%			1.94%	[4]		1.70%		1.31%		1.80%
Net investment income (prior to reimbursement)		0.73%	[5]		1.36%			1.88%	[4]		1.70%		1.31%		1.80%
Portfolio turnover rate [6]		41%			42%			66%			41%		44%		59%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(5)	Annualized.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	69

Six Months Ended April 30, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I
	Six Months Ended April 30, 2014			Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.18		$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.09			0.29			0.07
Net realized and unrealized gains		0.13			2.59			0.55
Total from investment operations		0.22			2.88			0.62

Distributions:
From net investment income		-------			(0.26)			(0.29)
Tax return of capital		-------			(0.00)	[2]		-------
Change in net asset value for the period		0.22			2.62			0.33
Net asset value, end of period	$	19.40		$	19.18		$	16.56
Total return		1.20%	[3]		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	507,533		$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%	[4]		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.05%	[4]		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		0.99%	[4]		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		0.93%	[4]		1.50%			2.01%	[4]
Portfolio turnover rate [5]		41%			42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

70	www.thomaswhitefunds.com

Six Months Ended April 30, 2014 (Unaudited)

Thomas White International Fund - Class A
	Six Months Ended April 30, 2014			Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.13		$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.06			0.24			0.06
Net realized and unrealized gains		0.13			2.56			0.56
Total from investment operations		0.19			2.80			0.62

Distributions:
From net investment income		-------			(0.23)			(0.29)
Tax return of capital		-------			(0.00)	[2]		-------
Change in net asset value for the period		0.19			2.57			0.33
Net asset value, end of period	$	19.32		$	19.13		$	16.56
Total Return +		0.94%	[3]		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	277,729		$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.40%	[4]		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.40%	[4]		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		0.63%	[4]		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		0.63%	[4]		1.34%			1.82%	[4]
Portfolio turnover rate [5]		41%			42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	71

Six Months Ended April 30, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class C
	Six Months Ended April 30, 2014			Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.09		$	16.56		$	16.23

Income from investment operations:
Net investment income (loss) [1]		(0.00)	[2]		0.11			0.06
Net realized and unrealized gains		0.13			2.58			0.54
Total from investment operations		0.13			2.69			0.60

Distributions:
From net investment income		-------			(0.16)			(0.27)
Tax return of capital		-------			(0.00)	[2]		-------
Change in net asset value for the period		0.13			2.53			0.33
Net asset value, end of period	$	19.22		$	19.09		$	16.56
Total Return +		0.68%	[3]		16.25%			3.68%	[3]

Ratios/supplemental data
Net assets, end of period	$	640,415		$	563,144		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%	[4]		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.05%	[4]		2.10%			2.16%	[4]
Net investment income (loss) (net of reimbursement)		(0.01)%	[4]		0.62%			1.47%	[4]
Net investment income (loss) (prior to reimbursement)		(0.07)%	[4]		0.51%			1.30%	[4]
Portfolio turnover rate [5]		41%			42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

72	www.thomaswhitefunds.com

Six Months Ended April 30, 2014 (Unaudited)

Thomas White Emerging Markets Fund - Investor Class
	Six Months Ended April 30, 2014			Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010* through October 31st, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.72		$	11.21	$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment income [1]		0.04			0.13		0.18			0.17		0.02
Net realized and unrealized gains (losses)		(0.60)			0.47		0.58			(1.41)		2.05
Total from investment operations		(0.56)			0.60		0.76			(1.24)		2.07

Distributions:
From net investment income		-------			(0.09)		(0.17)			(0.17)		(0.02)
From net realized gains		-------			-------		-------			(0.02)		-------
Total Distributions		-------			(0.09)		(0.17)			(0.19)		(0.02)
Change in net asset value for the period		(0.56)			0.51		0.59			(1.43)		2.05
Net asset value, end of period	$	11.16		$	11.72	$	11.21		$	10.62	$	12.05
Total Return		(4.78)%	[2]		5.36%		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	5,070		$	5,703	$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%	[3]		1.34%		1.47%	[4]		1.50%		1.50%	[3]
Expenses (prior to reimbursement/recoupment)		1.31%	[3]		1.63%		1.97%	[4]		1.84%		1.72%	[3]
Net investment income (net of reimbursement/recoupment)		0.67%	[3]		1.14%		1.61%	[4]		1.43%		0.57%	[3]
Net investment income (prior to reimbursement/recoupment)		0.70%	[3]		0.85%		1.11%	[4]		1.10%		0.36%	[3]
Portfolio turnover rate [5]		33%			54%		54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	73

Six Months Ended April 30, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class I
	Six Months Ended April 30, 2014			Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.73		$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.04			0.13		0.04
Net realized and unrealized gains (losses)		(0.58)			0.48		0.55
Total from investment operations		(0.54)			0.61		0.59
Distributions from net investment income		-------			(0.09)		(0.18)
Change in net asset value for the period		(0.54)			0.52		0.41
Net asset value, end of period	$	11.19		$	11.73	$	11.21
Total Return		(4.60)%	[2]		5.48%		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	71,362		$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%	[3]		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.26%	[3]		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		0.69%	[3]		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		0.52%	[3]		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		33%			54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

74	www.thomaswhitefunds.com

Six Months Ended April 30, 2014 (Unaudited)

Thomas White Emerging Markets Fund - Class A
	Six Months Ended April 30, 2014			Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.68		$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.02			0.10		0.03
Net realized and unrealized gains (losses)		(0.59)			0.47		0.55
Total from investment operations		(0.57)			0.57		0.58
Distributions from net investment income		-------			(0.09)		(0.18)
Change in net asset value for the period		(0.57)			0.48		0.40
Net asset value, end of period	$	11.11		$	11.68	$	11.20
Total Return +		(4.88)%	[2]		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	83,645		$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%	[3]		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.66%	[3]		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.33%	[3]		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.26%	[3]		0.71%		0.46%	[3]
Portfolio turnover rate [4]		33%			54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	75

Six Months Ended April 30, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class C
	Six Months Ended April 30, 2014			Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.72		$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.03			0.03		0.02
Net realized and unrealized gains (losses)		(0.63)			0.48		0.55
Total from investment operations		(0.60)			0.51		0.57
Distributions from net investment income		-------			-------		(0.16)
Change in net asset value for the period		(0.60)			0.51		0.41
Net asset value, end of period	$	11.12		$	11.72	$	11.21
Total Return +		(5.12)%	[2]		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	516		$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%	[3]		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.13%	[3]		2.29%		2.85%	[3]
Net investment income (loss) (net of reimbursement)		(0.39)%	[3]		0.23%		0.67%	[3]
Net investment income (loss) (prior to reimbursement)		(0.43)%	[3]		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		33%			54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

76	www.thomaswhitefunds.com

Six Months Ended April 30, 2014 (Unaudited)

Thomas White American Opportunities Fund - Investor Class
	Six Months Ended April 30, 2014			Year Ended October 31, 2013		Year Ended October 31, 2012 ^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	15.12		$	13.28	$	12.81		$	12.53	$	10.25	$	10.01

Income from investment operations:
Net investment income		0.04			0.11		0.11			0.13		0.09		0.08
Net realized and unrealized gains		1.43			3.68		0.94			0.78		2.28		0.28
Total from investment operations		1.47			3.79		1.05			0.91		2.37		0.36

Distributions:
From net investment income		-------			(0.09)		(0.09)			(0.13)		(0.09)		(0.08)
From net realized gains		-------			(1.85)		(0.49)			(0.50)		-------		-------
Tax return of capital		-------			(0.01)		-------			-------		-------		(0.04)
Total Distributions		-------			(1.95)		(0.58)			(0.63)		(0.09)		(0.12)
Change in net asset value for the period		1.47			1.84		0.47			0.28		2.28		0.24
Net asset value, end of period	$	16.59		$	15.12	$	13.28		$	12.81	$	12.53	$	10.25
Total Return		9.72%	[3]		28.52%		8.21%			7.36%		23.13%		3.62% [1]

Ratios/supplemental data
Net assets, end of period (000)	$	32,100		$	29,138	$	22,870		$	21,072	$	21,547	$	17,713

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%	[4]		1.34%		1.35%	[2]		1.35%		1.35%		1.35%
Expenses (prior to reimbursement/recoupment)		1.16%	[4]		1.31%		1.50%	[2]		1.39%		1.57%		1.74%
Net investment income (net of reimbursement/recoupment)		0.51%	[4]		0.75%		0.73%	[2]		1.02%		0.75%		1.16%
Net investment income (prior to reimbursement/recoupment)		0.69%	[4]		0.78%		0.58%	[2]		0.97%		0.53%		0.90%
Portfolio turnover rate		15%			60%		44%			66%		53%		83%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.056% and $0.01 respectively.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

(3)	Not annualized.

(4)	Annualized.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	77

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2013 through April 30, 2014 for the Funds’ Investor Class, Class I, Class A and Class C shares.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

78	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period	Ending Account Value April 30, 2014	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$1,010.40	$6.18	$1,018.65	$6.21
Class I Shares	0.99%	$1,000.00	$1,012.00	$4.94	$1,019.89	$4.96
Class A Shares	1.40%	$1,000.00	$1,009.40	$6.98	$1,017.85	$7.00
Class C Shares	1.99%	$1,000.00	$1,006.80	$9.90	$1,014.93	$9.94
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$952.20	$6.49	$1,018.15	$6.71
Class I Shares	1.09%	$1,000.00	$954.00	$5.28	$1,019.39	$5.46
Class A Shares	1.59%	$1,000.00	$951.20	$7.69	$1,016.91	$7.95
Class C Shares	2.09%	$1,000.00	$948.80	$10.10	$1,014.43	$10.44
American Opportunities Fund
Investor Class	1.34%	$1,000.00	$1,097.20	$6.97	$1,018.15	$6.71

*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbrusement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

www.thomaswhitefunds.com	79

THOMAS WHITE FUNDS

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

80	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) held on February 24, 2014, the Board considered and reviewed each of the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the International Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of each of the Agreements with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds.

Following their consideration and review of the Agreements, the Trustees determined that each Agreement would enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the continuation of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own reasonable business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and

www.thomaswhitefunds.com	81

Approval of Investment Advisory Agreements (Unaudited)

management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services it provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that TWI focuses on long-term performance results with respect to their management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. With respect to the International Fund, the Trustees took note of the fact that the Investor Class shares of the Fund had underperformed its peer group (based on the category average) for the trailing one-, three- and five-year periods, but had outperformed its peer group (based on the category average) for the trailing ten-year period. The Trustees also noted that the Investor Class shares of the International Fund had underperformed its benchmark index, the MSCI All Country World ex US Index, for the trailing one- and five-year periods, but had outperformed its benchmark index for the trailing three- and ten-year periods. With respect to the Emerging Markets Fund (which had commenced investment operations in June 2010), the Trustees noted that the Investor Class shares of the Emerging Markets Fund had underperformed its peer group (based on the category average) and benchmark index, the MSCI Emerging Markets Index, over the trailing one-year period, but had outperformed its peer group (based on the category average) and benchmark index over the trailing three-year period. With respect to the American Opportunities Fund, the Trustees noted that the Investor Class shares of the American Opportunities Fund had underperformed its peer group (based on the category average) over the one- and five-year periods, but had outperformed its peer group (based on the category average) over the three- and ten-year periods. The Trustees also noted that the Investor Class shares of the American Opportunities Fund had underperformed its primary benchmark index, the Russell Midcap Index, over the trailing one-, three-, five- and ten-year periods, but had outperformed its secondary benchmark index, the S&P 500 Index, over the trailing ten-year period. The Board took into consideration the Fund’s strong performance over the trailing three- and ten-year periods against its peer group and TWI’s continuing commitment to improve the Fund’s performance results. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

82	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements (Unaudited)

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, was competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year. The Board took into consideration information regarding the fees that TWI charges for similar sub-investment advisory services to two other funds as well as other accounts, non-U.S. funds and private funds, and the Trustees noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered TWI’s current level of profitability with respect to the Funds, and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. The Trustees then noted TWI’s commitment to establishing a multiple-class structure, increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site and marketing are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The Trustees considered the profitability of TWI both before and after the impact of the marketing related expenses that TWI incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

www.thomaswhitefunds.com	83

Approval of Investment Advisory Agreements (Unaudited)

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations. In considering information regarding the business management fees payable by the Funds to TWI under the terms of the Business Management Agreement, the Board members indicated that they had considered various factors with respect to the proposed business management fees, including the level and amount of these fees and the services to be provided by the Advisor in connection with the Business Management Agreement, in determining the reasonableness of the total fees payable by the Funds to the Advisor for the overall level of services that the Advisor provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory business management services that are provided to the Funds by the Advisor, the Board took into consideration: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, subject to applicable recoupment provisions. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

84	www.thomaswhitefunds.com

Approval of Investment Advisory Agreements (Unaudited)

In reaching their conclusion with respect to the continuation of each of the Agreements and the level of fees paid under the Agreements, the Trustees, as noted, did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Advisor to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds. Based upon their consideration and review of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

www.thomaswhitefunds.com	85

Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

86	www.thomaswhitefunds.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait / Weller

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Dubai shoppers mine for gold jewelry inside the largest shopping mall in the world located in the United Arab Emirates, the newest addition to the
MSCI Emerging Markets Index.

Item 2. Code of Ethics.

Not applicable - only required for annual reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable - only required for annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable - only required for annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)* /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date July 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date July 8, 2014

By (Signature and Title)* /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date July 8, 2014